AlphaCentric Strategic Income Fund

Class A: SiiaX Class C: SiicX Class I: SiiiX

(the “Fund”)

October 7, 2024

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2024.

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Effective on or about November 1, 2024, the Fund’s name will change to “AlphaCentric Real Income Fund”.

Effective on or before November 5, 2024, AlphaCentric Advisors LLC intends to retain CrossingBridge Advisors, LLC (“CrossingBridge”) as the new investment sub-advisor to the Fund, subject to approval by the Board of Trustees of the Fund. CrossingBridge is a boutique investment firm specializing in corporate credit, with an emphasis on high yield debt and opportunistic credit.  CrossingBridge manages over $3.2B in assets across nine funds and includes a management team of nine investment professionals with an average of 20+ years of investment experience.  The Fund’s investment strategy and focus on real estate related securities will remain intact.   Additional information regarding the sub-advisory services provided to the Fund will be made available on or before November 5, 2024.

Effective on or before November 5, 2024, Goshen Rock Capital, LLC will no longer serve as the investment sub-adviser of the Fund.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2024, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.